UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

Extra Space Storage Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-115436	201076777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 Cottonwood Parkway, Suite 400 Salt Lake City, UT	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 801-562-5556

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On August 27, 2004, the Company completed its acquisition of 26 self-storage properties from Storage Spot Properties No. 1, L.P. and Storage Spot Properties No. 4, L.P. for the purchase price of approximately $146.5 million in cash. Additional information regarding this transaction is set forth under the heading “Acquisition of Storage Spot Properties” on page 81 of the Company’s prospectus dated August 11, 2004 (the “Prospectus”).

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 27, 2004, subsidiaries of Extra Space Storage Inc., a Maryland corporation (the “Company”) entered into a $111 million senior fixed rate mortgage loan with Wachovia Bank, N.A. (the “Mortgage Loan”), due 2009 and bearing interest at the fixed annual rate of 4.65%. The Mortgage Loan is secured by 26 self-storage properties. The Mortgage Loan provides for various customary events of default which could result in an acceleration of all amounts payable thereunder. Additional information regarding the Mortgage Loan is set forth under the heading “Proposed Senior Fixed Rate Mortgage Due 2010” on page 70 the Prospectus included in the Company’s Registration Statement on Form S-11/A, File No. 333-115436, filed August 11, 2004, which is incorporated by reference herein.

On August 26, 2004, a subsidiary of the Company entered into a $37 million variable rate mortgage loan with U.S. Bank, N.A. (the “Term Loan”), maturing on August 26, 2007. The Term Loan is secured by five self-storage properties and bears interest at the rate of LIBOR plus 175 basis points. The Term Loan provides for various customary events of default which could result in an acceleration of all amounts payable thereunder. Additional information regarding the Term Loan is set forth under the heading “Debt Refinancing” on page 82 of the Prospectus.

ITEM 9.01 Financial Statements and Exhibits.

Set forth below are the financial statements relating to the completed acquisition described above that are required to be filed as part of this Form 8-K:

(a) Financial Statements of Business Acquired.

Incorporated by reference to pages F-74 through F-77 of the Prospectus included in the Company’s Registration Statement on Form S-11/A, File No. 333-115436, filed August 11, 2004.

(b) Pro Forma Financial Information.

Incorporated by reference to pages F-2 through F-23 of the Prospectus included in the Company’s Registration Statement on Form S-11/A, File No. 333-115436, filed August 11, 2004.

(c) Exhibits.

Exhibit 23.1	Consent of R.J. Gold & Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

By:	/s/ Charles L. Allen
Name:	Charles L. Allen
Title:	Senior Vice President,
Senior Legal Counsel

Date: August 31, 2004

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of R.J. Gold & Company, P.C.